EXHIBIT 99.7


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                                 MORGAN STANLEY
                                  MSAC 2004-HE4

                                   All records


Selection Criteria: All records
Table of Contents

1. Range of Gross Interest Rates (%)



1. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                      Pool by
                                                        Aggregate    Aggregate   Weighted   Weighted    Weighted
                                             Number      Cut-off      Cut-off    Average     Average     Average    Weighted
                                               of         Date         Date       Gross     Remaining   Combined    Average
                                            Mortgage    Principal    Principal   Interest     Term      Original      FICO
Range of Gross Interest Rates (%)            Loans     Balance ($)    Balance    Rate (%)   (months)       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                                     3     1,091,486        0.08      4.133         295       81.54        737
----------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749                                    24     6,441,478        0.45      4.641         317       80.41        703
----------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                                    32     8,704,910        0.60      4.893         357       77.01        663
----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                    73    16,230,403        1.13      5.109         355       75.97        648
----------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                                    92    19,828,380        1.38      5.366         352       76.21        649
----------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                                   272    53,985,651        3.75      5.595         343       75.24        660
----------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                                   558   123,330,037        8.56      5.890         350       78.33        645
----------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                                   441    85,707,226        5.95      6.109         352       79.51        642
----------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                                   692   135,403,071        9.40      6.349         352       79.05        631
----------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                                   734   133,015,573        9.23      6.586         350       79.71        623
----------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                                 1,049   189,349,874       13.14      6.879         354       81.24        622
----------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                                   537    83,129,757        5.77      7.109         352       80.95        606
----------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                                   660   107,976,379        7.49      7.352         352       81.80        599
----------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                                   744   115,287,009        8.00      7.589         353       81.25        591
----------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                                   788   116,090,726        8.06      7.872         353       81.81        581
----------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                                   366    48,032,589        3.33      8.107         349       82.10        578
----------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                                   395    52,394,444        3.64      8.343         352       80.06        564
----------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                                   350    45,479,596        3.16      8.593         349       80.79        563
----------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                                   337    40,498,494        2.81      8.865         349       81.03        559
----------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                                   156    13,809,502        0.96      9.089         340       81.43        560
----------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                                   159    13,924,091        0.97      9.353         339       81.95        565
----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                                   156    11,653,280        0.81      9.586         324       86.33        581
----------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                                   118     9,418,159        0.65      9.872         339       83.15        563
----------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                                  48     3,697,191        0.26     10.107         327       79.25        572
----------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                                  35     2,506,936        0.17     10.345         326       78.61        571
----------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                                  16     1,220,253        0.08     10.573         320       80.63        557
----------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                                  12       810,042        0.06     10.861         332       75.43        552
----------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                                   8       738,512        0.05     11.126         342       75.63        518
----------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                                   4       444,363        0.03     11.409         347       77.39        528
----------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                                   2       134,873        0.01     11.630         357       75.00        526
----------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                                   2       175,307        0.01     11.846         356       65.57        540
----------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                                   1        49,847        0.00     12.000         237       62.50        526
----------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                                   2       156,191        0.01     12.661         356       73.81        522
----------------------------------------------------------------------------------------------------------------------------
Total:                                        8,866 1,440,715,630      100.00      7.060         351       80.24        611
----------------------------------------------------------------------------------------------------------------------------

Minimum: 4.125
Maximum: 12.680
Weighted Average: 7.060

                                       Top



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                        MORGAN STANLEY
                         MSAC 2004-HE4

                  Adjustable Rate Population


Selection Criteria: Adjustable Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)



1. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                     Mortgage
                                                                     Pool by
                                                   Aggregate        Aggregate       Weighted        Weighted   Weighted
                                    Number          Cut-off          Cut-off        Average          Average    Average    Weighted
                                      of              Date            Date           Gross          Remaining  Combined    Average
                                   Mortgage        Principal        Principal       Interest          Term     Original      FICO
Range of Gross Interest Rates (%)    Loans        Balance ($)        Balance        Rate (%)        (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                            3        1,091,486            0.11          4.133               295     81.54        737
----------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749                           23        6,232,271            0.60          4.641               322     81.54        702
----------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                           31        8,549,482            0.83          4.893               357     76.95        663
----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                           71       15,912,299            1.54          5.111               355     76.14        647
----------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                           89       18,696,220            1.81          5.368               357     76.47        648
----------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                          144       31,127,236            3.02          5.610               357     77.40        647
----------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                          362       83,029,622            8.05          5.896               357     80.16        638
----------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                          303       59,938,186            5.81          6.108               357     80.55        635
----------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                          476       96,989,271            9.41          6.354               357     80.51        629
----------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                          485       91,331,498            8.86          6.587               357     81.43        620
----------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                          746      140,118,939           13.59          6.884               357     82.15        618
----------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                          383       61,471,270            5.96          7.114               357     81.92        599
----------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                          464       80,347,867            7.79          7.355               357     82.38        592
----------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                          524       86,207,844            8.36          7.587               357     82.28        587
----------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                          558       85,734,900            8.32          7.871               357     82.84        579
----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                          241       34,111,024            3.31          8.106               357     82.27        568
----------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                          260       37,719,944            3.66          8.346               357     81.11        558
----------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                          223       32,216,729            3.12          8.596               357     81.06        558
----------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                          214       28,859,258            2.80          8.867               356     79.61        547
----------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                           80        8,400,874            0.81          9.088               357     79.62        543
----------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                           65        7,810,430            0.76          9.344               357     76.20        537
----------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                           41        4,739,794            0.46          9.590               357     76.50        538
----------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                           44        4,849,107            0.47          9.886               357     79.37        544
----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                         17        1,778,217            0.17         10.109               357     67.87        534
----------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                         15        1,399,912            0.14         10.319               357     72.10        549
----------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                          3          364,401            0.04         10.597               356     71.64        550
----------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                          7          569,464            0.06         10.847               357     68.93        535
----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                          6          602,405            0.06         11.154               356     74.99        515
----------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                          3          409,081            0.04         11.409               357     75.44        523
----------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                          2          134,873            0.01         11.630               357     75.00        526
----------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                          2          175,307            0.02         11.846               356     65.57        540
----------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                          1          119,131            0.01         12.680               356     75.00        500
----------------------------------------------------------------------------------------------------------------------------------
Total:                               5,886    1,031,038,342          100.00          7.034               356     81.06        606
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.125
Maximum: 12.680
Weighted Average: 7.034

                              Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     MORGAN STANLEY
                     MSAC 2004-HE4

                 Fixed Rate Population


Selection Criteria: Fixed Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)



1. Range of Gross Interest Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                Mortgage
                                                                Pool by
                                                Aggregate      Aggregate      Weighted       Weighted       Weighted
                                     Number      Cut-off        Cut-off        Average       Average         Average   Weighted
                                       of          Date           Date          Gross       Remaining       Combined   Average
                                    Mortgage    Principal      Principal      Interest         Term         Original     FICO
Range of Gross Interest Rates (%)    Loans     Balance ($)      Balance       Rate (%)       (months)          LTV      Score
------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749                           1        209,207           0.05         4.650            176           46.70      721
------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                           1        155,428           0.04         4.930            357           80.00      700
------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                           2        318,104           0.08         5.047            357           67.76      715
------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                           3      1,132,160           0.28         5.320            280           71.92      677
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                         128     22,858,416           5.58         5.575            325           72.31      678
------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                         196     40,300,415           9.84         5.879            335           74.56      658
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                         138     25,769,040           6.29         6.113            342           77.10      657
------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                         216     38,413,799           9.38         6.336            338           75.36      636
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                         249     41,684,075          10.17         6.585            337           75.94      628
------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                         303     49,230,935          12.02         6.866            346           78.64      632
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                         154     21,658,487           5.29         7.097            339           78.20      627
------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                         196     27,628,512           6.74         7.341            339           80.10      621
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                         220     29,079,165           7.10         7.595            340           78.16      602
------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                         230     30,355,826           7.41         7.874            342           78.92      589
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                         125     13,921,565           3.40         8.110            331           81.69      603
------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                         135     14,674,500           3.58         8.337            340           77.35      581
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                         127     13,262,866           3.24         8.588            332           80.15      576
------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                         123     11,639,236           2.84         8.860            331           84.55      588
------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                          76      5,408,628           1.32         9.090            314           84.23      586
------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                          94      6,113,660           1.49         9.365            317           89.29      601
------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                         115      6,913,487           1.69         9.583            302           93.06      611
------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                          74      4,569,052           1.12         9.857            320           87.16      583
------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                        31      1,918,974           0.47        10.105            299           89.79      608
------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                        20      1,107,024           0.27        10.378            287           86.84      599
------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                        13        855,852           0.21        10.562            304           84.47      560
------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                         5        240,579           0.06        10.894            272           90.81      593
------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                         2        136,108           0.03        11.000            279           78.49      529
------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                         1         35,283           0.01        11.400            237          100.00      586
------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                         1         49,847           0.01        12.000            237           62.50      526
------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                         1         37,060           0.01        12.600            356           70.00      593
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,980    409,677,289         100.00         7.125            336           78.16      624
------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.650
Maximum: 12.600
Weighted Average: 7.125

                          Top

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.